UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2015

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2015, Sona Chawla accepted an offer to serve as the Chief Operating Officer of Kohl’s Corporation (the “Company”) effective as of November 30, 2015.  Prior to joining Kohl’s, Ms. Chawla, age 48, spent seven years with Walgreens in a variety of senior leadership roles including President, Digital and Chief Marketing Officer from February 2014 to November 2015, President, E-Commerce from January 2011 to February 2014 and Senior Vice President, E-Commerce from July 2008 to January 2011.  Prior to joining Walgreens, she worked at Dell, Inc., Wells Fargo’s Internet Services Group, Andersen Consulting and Mitchell Madison Group.  From August 2012 to November 2015, Ms. Chawla served as a director of Express, Inc., a specialty retail apparel chain.

Also on November 16, 2015, the Company entered into an employment agreement with Ms. Chawla.  In consideration for her employment with the Company, Ms. Chawla will receive, among other things, the following:

•

an annualized base salary of $1,100,000;

•

an initial payment of $1,000,000 intended as a signing incentive and to offset obligations incurred by Ms. Chawla as a result of her resignation from her previous employment and relocation, including expenses outside of those to be reimbursed pursuant to the Company’s relocation expense policy;

•

awards of restricted stock and performance share units as described in her offer letter; and

•

eligibility to participate in the annual incentive plan, health plans and other benefit plans and perquisites as the Company may establish for its senior executives from time to time.

The foregoing descriptions of the employment agreement and offer letter do not purport to be complete and are qualified in their entirety by reference to such documents, copies of which are attached as exhibits to this filing and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.

Description

10.1

Offer letter accepted and agreed to effective November 16, 2015 by and between Sona Chawla and Kohl’s Department Stores, Inc.

10.2

Employment agreement between Kohl’s Department Stores, Inc. and Kohl’s Corporation and Sona Chawla effective as of November 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 20, 2015

KOHL’S CORPORATION

By:

/s/ Jason J. Kelroy

Jason J. Kelroy

Executive Vice President,

General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Offer letter accepted and agreed to effective November 16, 2015 by and between Sona Chawla and Kohl’s Department Stores, Inc.
10.2	Employment agreement between Kohl’s Department Stores, Inc. and Kohl’s Corporation and Sona Chawla dated as of November 16, 2015